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                                                                    EXHIBIT 10.9


                         AMENDMENT TO PURCHASE AGREEMENT

        THIS AMENDMENT TO PURCHASE AGREEMENT ("AMENDMENT") is entered into to be effective as of the 22nd day of June, 2004, by and between NORTHPOINT OFFICE PARTNERS, L.P., a Texas limited partnership ("SELLER"), and BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership ("PURCHASER"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (defined below).

                              W I T N E S S E T H:
                              --------------------

        WHEREAS, Seller and Purchaser previously entered into that certain Purchase Agreement dated as of June 18, 2004 (the "AGREEMENT"), pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase the Property described therein.

        WHEREAS, Seller and Purchaser now desire to amend the Agreement in certain respects, as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. EXTENSION OF CLOSING DATE. Seller and Purchaser agree that the Closing Date (as defined in Section 4.1 of the Agreement) shall be June 28, 2004.

        2. ADDITIONAL EARNEST MONEY. No later than the first business day after the day upon which this Amendment is fully executed, Purchaser shall deliver to the Title Company an addition to the Earnest Money (as defined in Section 1.7 of the Agreement) in the amount of Two Hundred Thousand Dollars ($200,000). After such funds are delivered to the Title Company, the amount of the Earnest Money will be Two Hundred Fifty Thousand Dollars ($250,000) (plus accrued interest).

        3. WAIVER OF INSPECTION PERIOD. It is acknowledged and agreed that Purchaser has waived any right to terminate the Agreement pursuant to Article III thereof, relating to the Inspection Period.

        4.      DECREASE IN PURCHASE PRICE. The Purchase Price (as defined in
Section 1.4 of the Agreement) is hereby amended to be Five Million Nine Hundred Thousand and No/100 Dollars ($5,900,000.00).

        5. EFFECT OF AMENDMENT. This Amendment modifies and amends the Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Agreement. The Agreement, as amended by this Amendment, remains in full force and effect.

        6. COUNTERPARTS. To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original

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signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original. All such fully executed original counterparts will collectively constitute a single agreement.

        7. FACSIMILE SIGNATURES. In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this Amendment. Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective the date and year first above written.



                                       SELLER:

                                       NORTHPOINT OFFICE PARTNERS, L.P.,
                                       a Texas limited partnership

                                       By:  LBJ Northpoint Investment Corp.
                                            Its General Partner


                                            By:_______________________________
                                               Ryan Phillips
                                               President





                                       PURCHASER:

                                       BEHRINGER HARVARD MID-TERM
                                       VALUE ENHANCEMENT FUND I LP,
                                       a Texas limited partnership

                                       By:  Behringer Harvard Funds I LP
                                            Its General Partner


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________


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